Exhibit 10.46
[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]
FIRST AMENDMENT
DATED AS OF DECEMBER 4, 2006
TO
PRODUCT DEVELOPMENT AND LICENSE AGREEMENT
BY AND BETWEEN
NASTECH PHARMACEUTICAL COMPANY INC.
AND
PROCTER & GAMBLE PHARMACEUTICALS, INC.
DATED AS OF JANUARY 27, 2006

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]
FIRST AMENDMENT
TO
PRODUCT DEVELOPMENT AND LICENSE AGREEMENT
     This First Amendment to the Product Development and License Agreement (the “First Amendment”) is entered into as of December 4, 2006 by and between PROCTER & GAMBLE PHARMACEUTICALS, INC., a corporation organized under the laws of Ohio (“P&G”), and NASTECH PHARMACEUTICAL COMPANY INC., a corporation organized under the laws of Delaware (“Nastech”), as an amendment to the Product Development and License Agreement (the “Agreement”) entered into as of January 27, 2006 by and between P&G and Nastech. All capitalized terms used herein shall have the meanings given in the Agreement.
     WHEREAS, P&G and Nastech wish to amend the Agreement in the manner set forth herein.
     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
     1. Amendment.
     1.01. Article I of the Agreement is hereby amended by adding the following as definitions therein:
     “[***] TERM” means the period commencing upon [***].
     “[***] TERM FUNDING” means amounts payable by P&G [***].
     “FIRST AMENDMENT” means the First Amendment to the Product Development and License Agreement, dated as of December 4, 2006, as the same may be amended, modified or extended.”
     “PHASE II POC STUDY” means a proof-of-concept study to be conducted substantially in accordance to the protocols outlined in the Development Plan [***].
     “[***] STUDY” means [***].”
     “THIRD PARTY DEVELOPMENT COSTS” means costs which are included in the Development Plan budget and which are incurred for services performed by Third Parties.
     1.02 [***].

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]
     1.03. Section 2.8.4 shall be added to the Agreement, which Section shall read in its entirety as follows:
          “2.8.4 The following provisions shall apply notwithstanding anything to the contrary in this Section 2.8:
                    (a) [***].
          (b) [***]”
     1.04 Section 4.10 shall be added to the Agreement, which Section shall read in its entirety as follows:
     “4.10 [***]”
     1.05. Section 13.4 to the Agreement shall be amended to read in its entirety as follows:
     “13.4 TERMINATION BY P&G WITHOUT CAUSE. P&G may terminate for any reason as follows:
     (I) [***];
     and, should subsection (I) not be applicable, (II) (i) upon [***] prior written notice to Nastech and without penalty to P&G if P&G terminates anytime up to the date of filing of the initial NDA (for clarity’s sake, the parties acknowledge that P&G will not be liable for the milestone due upon the acceptance for filing of the first NDA if such termination notice is given) or (ii) upon [***] prior written notice to Nastech and without penalty to P&G if P&G terminates on or after the date of filing of the initial NDA in which case Section 8.3.1(ii) shall apply. The effective date of termination under this Section 13.4 shall only occur upon expiration of such notice period or earlier if agreed to by Nastech. During the notice period, the parties will collaborate and use their continued reasonable efforts for an orderly transition, which with respect to P&G shall, unless otherwise agreed, include the continuation of all activities and work initiated prior to the written notice, and reasonable efforts to assist Nastech in the initiation of all new activities and work as provided for by the applicable Development Plan for such notice period, provided that P&G shall continue to fund all activities and work provided for by the Development Plan during such notice period.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]
If P&G terminates this Agreement under this Section 13.4, then all licenses granted to P&G shall terminate upon termination of the Agreement. P&G shall, within [***] after the effective date of such termination, return or cause to be returned to Nastech all Confidential Information and Nastech Know-How in tangible form and substances or compositions delivered or provided by Nastech, as well as any other material provided by Nastech in any medium.”
     1.06 Schedules 4.2.1, 4.4 and 4.5 to the Agreement are hereby replaced in their entirety by Schedules 4.2.1, 4.4 and 4.5 attached to this First Amendment.
     2. Miscellaneous.
     2.01. Each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Agreement in documents related to the Agreement, shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended hereby, the Agreement and all such related documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by each party.
     2.02. The parties acknowledge and agree that this First Amendment shall be governed by the laws of the State of New York as to all matters including, but not limited to, matters of validity, construction, effect, performance and liability, without consideration of conflicts of laws provisions contained therein.
     2.03. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.
REMAINDER OF PAGE INITIALLY LEFT BLANK

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]
          IN WITNESS WHEREOF, the parties, through their authorized officers, have duly executed this First Amendment as of the date first written above.

NASTECH PHARMACEUTICAL COMPANY INC.

By:	/s/ Steven C. Quay

Name:	Steven C. Quay
Title:	Chief Executive Officer and President

PROCTER & GAMBLE PHARMACEUTICALS, INC.

By:	/s/ Mark A. Collar

Name:	Mark A. Collar
Title:	President
P&G Pharmaceuticals, Inc.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]
SCHEDULE 4.2.1
ROYALTY SCHEDULE
[***]

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]
SCHEDULE 4.4
MILESTONES: SALES & POST-APPROVAL
[***]

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]
SCHEDULE 4.5
MILESTONES: DEVELOPMENT AND COMMERCIALIZATION
[***]